Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Keane, Inc. for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. Leahy, the Executive Vice President of Finance, Chief Financial Officer and Interim President and Chief Executive Officer of Keane, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in the Report fairly presents, in all material respects, our financial condition and results of operation.

November 9, 2006	/s/ JOHN J. LEAHY
John J. Leahy
Executive Vice President of Finance and
Administration, Chief Financial Officer
and Interim President and Chief Executive Officer